SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 21, 2004

                            POINT THERAPEUTICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                   DELAWARE                          0-19410
       (State or Other Jurisdiction          (Commission File Number)
               of Incorporation)

                 125 SUMMER STREET, BOSTON, MASSACHUSETTS 02110
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (617) 933-2130
                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

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Item 8.01 Other Events

          Point Therapeutics, Inc. ("Point") issued a press release on September 21, 2004 announcing that Point would be presenting on its preclinical diabetes program at the Punk Ziegel Diabetes Symposium: New Development in the Treatment of Diabetes on Wednesday, September 22, 2004 at 10:10AM ET.


          A copy of the press release dated September 21, 2004 is being filed as
          Exhibit 99.1 to this Current Report on Form 8-K.



Item 9.01 Financial Statements and Exhibits

          (c) Exhibits.

          99.1 - Press release issued by Point dated September 21, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    POINT THERAPEUTICS, INC.


September 22, 2004                  By:       /s/ Donald R. Kiepert, Jr.
                                              ----------------------------------
                                       Name:  Donald R. Kiepert, Jr.
                                       Title: President, Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit    Description
-------    -----------

 99.1 Press release issued by Point Therapeutics, Inc. ("Point") on September 21, 2004 announcing that Point would be presenting on its preclinical diabetes program at the Punk Ziegel Diabetes Symposium:
           New Development in the Treatment of Diabetes on Wednesday, September 22, 2004 at 10:10AM ET.